CPI AEROSTRUCTURES, INC. 8-K

Exhibit 99.1

1Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulationsExpertise in Aerospace TechnologiesG. Research 25 th Annual Aerospace & Defense ConferenceNew York CitySeptember 5, 2019

Disclosure Statements

CVU
LISTED
NYSE AMERICAN

Forward-Looking Statements

This presentation contains forward-looking statements that involve risks and uncertainties. All statements, other than statements of historical fact, included in this presentation, including without limitation, statements regarding projections, future financing needs, and statements regarding future plans and objectives of CPI Aerostructures, Inc. (the "Company" or "CPI Aero"), are forward-looking statements. Words such as "believes," "expects," "anticipates," "intends," "plans," "estimates" and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based upon the current expectations of management and certain assumptions that are subject to risks and uncertainties. Accordingly, there can be no assurance that such risks and uncertainties will not affect the accuracy of the forward-looking statements contained herein or that our actual results will not differ materially from the results anticipated in such forward-looking statements. Such factors include, but are not limited to, the following: the cyclicality of the aerospace market, the level of U.S. defense spending, production rates for commercial and military aircraft programs, competitive pricing pressures, start-up costs for new programs, technology and product development risks and uncertainties, product performance, increasing consolidation of customers and suppliers in the aerospace industry, the ability to manage growth and integrate acquired operations and costs resulting from changes to and compliance with applicable regulatory requirements. The information contained in this presentation is qualified in its entirety by cautionary statements and risk factors disclosed in the Company's Securities and Exchange Commission filings, including CPI Aero's Form 10-K for the year ended December 31, 2018, and Form 10-Q for the three-month periods ended March 31, 2019 and June 30, 2019, available at http://www.sec.gov.

We caution readers not to place undue reliance on any forward-looking statements, which speak only as of the date hereof and for which the Company assumes no obligation to update or revise the forward-looking statements herein.

CPI AERO is a registered trademark of CPI Aerostructures, Inc. All other trademarks referenced herein are the property of their respective owners.

CPI AERO

Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations

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At a Glance

CVU LISTED NYSE AMERICAN

Wing Structures



Engine Inlet Assemblies



EW/ISR Pods



Kitting & Supply Chain Management


USAF
U.S. AIR FORCE

MRO



Welded Tubes and Oil Tanks



TTM: $94.2M	**$447.6M**	**40**
Revenue*	Total Backlog**	Years
171,000ft²	**250+**	**290+**
Facilities	Active Suppliers	Employees***
68/32	**11.8M**	**~$96M**
Defense / Commercial (Rev)	Shares Outstanding	Market Capitalization***

*12-month period ended 6/30/19
** At 6/30/19
*** At 8/29/19

Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations

3

Investment Highlights

CVU
LISTED
NYSE AMERICAN

1. Unique Tier 1 Strategy in the Aerospace & Defense Supply Chain
2. Broad Product and Services Portfolio
3. Robust Bid Pipeline and Improving Defense Outlook
4. Large and Diversified Backlog Drives Strong Visibility, with Defense Contracts Comprising 86%[1]
5. Improved Productivity Leading to Cash Flow Generation
6. Supplementing Growth Through Acquisitions
7. Experienced Management Team and Strong Board of Directors

[1] Backlog at 6/30/19

CPI AERO
Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations
4

CVU LISTED NYSE AMERICAN

Diverse Product and Services Portfolio

Manufacturer of aerospace structural assemblies and integrated systems for the defense and commercial markets; Strong defense portfolio with a balance between modernization and readiness

AEROSTRUCTURES

Wings

- Triumph G650
- Boeing A-10
- Unspecified Missile

Inlets / Nacelles

- Embraer Phenom 300
- HondaJet Elite
- Bell AH-1Z Viper
- Sikorsky UH-60

MRO

- Sikorsky UH-60 Stabilators
- Sikorsky MH-53 Tow Hooks

Secondary Structures

- Sikorsky UH-60 Gunner Window Assys.
- Spirit CH-53K Step & Rack Assys.
- E-2D Aerial Refueling Probe

AEROSYSTEMS

Pods

- UTAS DB-110
- NGC ALMDS
- NGC AN / ASQ-236
- Raytheon NGJ Mid-Band
- UTC TacSAR

Special Products

- Sikorsky UH-60 Fuel Panels
- Lockheed F-35 Lock Assys.
- Lockheed F-35 Canopy Drive Shafts
- Raytheon SEASPARROW Launch Control Electronics

KITTING & SCM

Wings

- NGC E-2 / C-2 OWP
- U.S. Government F-16 MRO

Primary Structures

- T-38C Pacer Classic III

Secondary Structures

- Sikorsky S-92 Kits
- Embraer E-175 E2

● Defense ● Commercial

CPI AERO

Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations

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6Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulationsUnique Business Model focused on Mixed Commodity AssemblyCPI Aero is…Tier 1 to:Prime to:Tier 2 to:Tier 3Tier 2Tier 1OEMComponents or detailed partsManufacture s uba s se m bli e sManufacture aircraft sectionsFinal assembly, finish,and deliveryGoal: Maintain and Expand our Tier 1 StatusNorthropGrummanLogo1 179E3F37CA57C447B88F8137DFA693F7@cpiaero http://www.jetforums.net/attachments/honda_aircraft_logo-jpg.129/ Related image . NOT a parts manufacturer trying to move up the value - added chain . Uses suppliers to manufacture 100% of componentsImage result for lockheed martin logo Image result for textron aviation logo Image result for sikorsky logo Image result for boeing logo Image result for embraer logo Image result for spirit aero logo Image result for gkn aero logo https://leehamnews.com/wp-content/uploads/2019/02/Collins-Aerospace.jpeg

7Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulationsBroadened Scope of Capabilities – Committed to Operational Excellence• Program Management • Manufacturing Engineering – Reverse Engineering – Tool Design and Fabrication – Bonding of components – Finishing and Polishing of assemblies• Global Supply Chain Management • Assembly and Integration of Complex Structures • Quality Inspection and Testing • Welding, Tube Bending, Electrical Harness FabJ:\Business Development\1Admin\Marketing\Images\Annual Report\2010\Shop Floor 2 select.bmp C:\Users\callnach\Desktop\photo 2.JPG image004 https://libn.com/files/2018/07/cpi-aero-hq.jpg

8Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations $47.99 $30.35 $15.88 Aero structures Aerosystems Kitting Three Business Segments - Revenues 61%39%$ 94.22 million 99.7%0.3%96%4%51 % of LTM Q2 2019 Revenues33 % of LTM Q2 2019 Revenues 16 % of LTM Q2 2019RevenuesAERO STRUCTURES AERO SYSTEMS KITTING & SCM LTM Q2 2019 Revenues Defense Commercial

9Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulationsGrowing Business MomentumAerostructuresAerosystemsKitting & SCMLockheed MartinF - 16VBell / TextronAH - 1ZViperSikorskyUH - 60MBlack HawkHondaJetEliteSikorskyUH - 60MBlack HawkRaytheon SEASPARROWRaytheon NGJ Mid - BandLockheed Martin F - 35 Lightning IIT - 38 A/B/C Talon Trainer• Provides for the manufacture of Rudder Island and Drag Chute Canister Assy • International demand for the world’s foremost combat - proven 4th generation multi - role fighter aircraft is strong and gaining momentum• Engine cowl and support assemblies • Continues relationship with Bell on the AH - 1Z Viper beginning in 2011• Welded assemblies through contract with GKN Aerospace • Includes welded engine inlet assembly and other components• Received a long - term agreement to manufacture the noise attenuating engine inlet • CPI Aero has manufactured engine inlet assemblies for the original HondaJet aircraft since 2011• Hover Infrared Suppression Systems (HIRSS) • Period of Performance: 2019 – 2022 • Aftermarket component for older model Black Hawks• Turnkey electronics integration solutions for guided missile system • Includes production of wire harnesses and integration into electronics cabinet• Pod structural housing, air management system, and additional systems integration• Canopy actuation drive shaft assemblies • Door lock assemblies through 2022• Supports Pacer Classic 3 and TRIM structural life extension programs • Components and kits to sustain structural integrity of airframe beyond year 2030Honda "HondaJet Elite" Private Jet Details 1,437 Nautical Miles 422 Knots Cruising Speed 43,000-foot Altitude Two-toned Leather Seats Speaker-less Bongiovi Sound System Garmin G3000 Avionics Suite Seven Seater Interior Image result for F-35 Lightning II Image result for Bell AH-1Z Viper Image result for UH-60M Black Hawk helicopter Image result for raytheon next generation jammer pod Related image Image result for sikorsky "uh-60" black hawk

Driven by Renewed Strength in Defense Budget

CVU LISTED NYSE AMERICAN

Presence on prominent defense programs with strong funding
Defense market focus yielding large, diversified, and growing backlog

Lockheed Martin F-35 Lightning II Drive Shaft
$15.8M

Announced: November 2017
Contract Period: 2018 – 2022

NGC Japan E-2D Hawkeye
$25.0M+

Announced: Jan. 2016/Feb. 2018
Contract Period: 2016 – 2019

Bell / Textron AH-1Z Viper
$18.6M

Announced: Jan. 2017/March 2018
Contract Period: 2017 – 2021

Unidentified Missile Platform
$ Undisclosed
Announced: October 2018
Contract Period: 2019 – 2020

Unidentified Sikorsky Helicopter
$1.0M (approx.)

Announced: October 2018
Contract Period: 2019 – 2020

NGC E-2D Advanced Hawkeye – Follow On
$47.5M

Announced: October 2018
Contract Period: 2018 – 2024

Lockheed Martin F-35 Lightning II Lock Assys.
$10.6M

Announced: July 2015/Dec. 2018
Contract Period: 2015 – 2024

Raytheon SEASPRARROW Missile System
$5.0M

Announced: Legacy WMI
Contract Period: 2018-2019

Lockheed Martin F-16V
$20.0+M

Announced: February 2019
Contract Period: 2019-2024

Sikorsky UH-60 Black Hawk HIRSS Module Assemblies
~$14.0M

Announced: June 2019
Contract Period: 2020-2022

U.S. Air Force T-38 PC3/TRIM
$65.7

Announced: July 2019
Contract Period: 2019 – 2030

Raytheon Next Generation Jammer Mid-Band
$170.0M+

Announced: Jul. 2016/Aug. 2018/ Sept. 2019
Contract Period: 2016 – 2030

CPI AERO

Contract amounts are potential values over period of performance

Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations

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Backlog Supports Focus on Aerospace & Defense Strategy

CVU
LISTED
NYSE AMERICAN


Defense / Commercial
14%
86%


Funded / Unfunded
21%
79%


$62.3
Total Backlog
$447.6 million*
$385.3
Defense
Commercial

Backlog represents remaining potential value of long term agreements

Reported backlog as of 06/30/19

Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations

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12Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulationsLarge and Diversified Backlog Drives Strong Visibility‘08‘09’10’11’12’13‘14‘15‘16‘17‘18‘19‘20‘21‘22‘23‘24‘25Next Generation Jammer Increment 1 PodT - 38C Talon TrainerE - 2D Advanced Hawkeye (Multi - Year 2)Sikorsky/Unnamed Helicopter Platform**New Customer/Missile Wing**E175 - E2HondaJetPhenom 300F - 35 LocksUH - 60 Black HawkMH - 53E Sea DragonF - 35 Drive ShaftS - 92AH - 1Z ViperF - 16Gulfstream G650E - 2D & C - 2A (Multi - Year 1)Japan E - 2DCessna Citation X+CH - 148Image result for northrop grumman logo Image result for northrop grumman logo F - 16V Structural AssembliesUH - 60 HIRSS Module Assem .• Reported backlogas of 06/30/19Potential to collectivelygenerate revenue of $ 447.6*million during the remainingperiods of performanceLong contract periods of performance provide exceptional revenue visibility beyond 2022T - 38 PC3 / TRIMDefenseCommercial

Growth Drivers

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LISTED
NYSE AMERICAN

($ in Millions)

Business Area	2018 Rev.	% of Backlog at 6/30/19	Key Platforms	Estimated 3-Year Growth Outlook
Aerostructures	$45.5	22%	A-10, F-16, UH-60, HondaJet	12% - 18%
Aerosystems	$20.1	42%	NGJ-MB, F-35, DB-110 UH-60, CH-53K, Sea Sparrow	16% - 20%
Kitting/SCM	$18.3	36%	E-2D, T-38 F-16, E2-175	16% - 18%
	$83.9			

CPI AERO
Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations
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14Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulationsAligned with Increasing Domestic and Global Defense Budgets• CPI Aero strategic business development priorities aligned with funding for technologies and capabilities proposed in GFY2020 defense spending bill, including: – Electronic warfare: intelligence, reconnaissance and surveillance pods – Advanced missiles – Autonomous systems

Bid Pipeline (at 30 July 2019)

CVU LISTED NYSE AMERICAN

Virtually all proposals are at the Tier 1 (95%) level

Defense-weighted with commercial bids imminent



1%
99%
Defense
Commercial

Continued Diversification Across Product Categories



7%
39%
54%
Aerostructures
Aerosystems
Kitting

CPI AERO

Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations

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16Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulationsNear - Term Program Opportunities• Intelligence, Surveillance & Reconnaissance (ISR) Pods • Electronic Warfare (EW) Pods • Electronic Racks & Step Assemblies• A - 10 Wing Replacement Program (WRP) • Various Black Hawk Components / Structural Repairs • Missile Wings • Unmanned Aerial Systems• Wet Outer Wing Panel Kits for Japanese E - 2D Advanced Hawkeye • Complete Multi - year Negotiations for US Navy’s E - 2D• SEASPARROW missile control electronics • Various welded structures on E - 2D Advanced HawkeyeAEROSTRUCTURESAEROSYSTEMSKITTING & SCMWELDING METALLURGYA picture containing indoor, person, man, building Description automatically generated A person standing in a room Description automatically generated A picture containing person, indoor, man, building Description automatically generated

17Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulationsFuture OpportunitiesUnmanned Aerial SystemsSpaceHypersonicsEW/ISR Pods

18Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulationsConclusion• Stable, near - term business with meaningful, long - term growth opportunities • Defense market focus yielding large, diversified and growing backlog • Strong defense portfolio with good balance between modernization and readiness • Growing bid pipeline: ability to bid on larger and more complex programs due to investments in advanced technologies • 2020 and 2019 Defense budgets fund key CPI Aero programs • Bolt - on acquisitions offer path to additional growth opportunities

CPI AERO
91
HEARTLAND BLVD

CPI Aerostructures

Vincent Palazzolo, Chief Financial Officer
(631) 586-5200
www.cpiaero.com

Investor Relations Counsel

Sanjay M. Hurry, LHA Investor Relations
(212) 838-3777
cpiaero@lhai.com

CPI AERO

Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations

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